UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2012

eBay Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24821	77-0430924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2145 Hamilton Avenue

San Jose, CA 95125

(Address of principal executive offices)

(408) 376-7400

(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of eBay Inc. (“eBay” or the “Company”) held on April 26, 2012 (the “2012 Annual Meeting”), the Company’s stockholders, upon the recommendation of the Company’s Board of Directors (the “Board of Directors”), approved the amendment and restatement of the eBay Inc. 2008 Equity Incentive Award Plan (as amended, the “2008 Plan”), including an amendment to increase the aggregate number of shares authorized for issuance under the 2008 Plan by 16.5 million shares.

A brief summary of the 2008 Plan was included as part of Proposal 3 in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 19, 2012. The summary of the 2008 Plan contained in the proxy statement is qualified by and subject to the full text of the 2008 Plan, which was filed as Appendix A to the proxy statement and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2012 Annual Meeting, the Company’s stockholders approved amendments to the Company’s Amended and Restated Certificate of Incorporation to (a) declassify the Board of Directors and provide for the annual election of directors (the “Declassification Charter Amendment”) and (b) provide stockholders who have held at least a 25% “net long position” in the Company’s outstanding common stock for at least 30 days with the right to call a special meeting of stockholders, subject to certain notice, information and other requirements set forth in the Company’s bylaws (the “Special Meeting Charter Amendment,” and together with the Declassification Charter Amendment, the “Charter Amendments”).

The Board of Directors previously approved amendments to the Company’s Amended and Restated Bylaws to (a) subject to stockholder approval of the Declassification Charter Amendment, implement the proposed declassification of the Board of Directors and (b) subject to stockholder approval of the Special Meeting Charter Amendment, allow stockholders to call a special meeting of stockholders upon receipt by the Company’s Secretary of a written request from one or more stockholders of record who have continuously held at least a 25% “net long position” of the Company’s outstanding common stock for at least 30 days prior to the date such request is delivered to the Company’s Secretary, subject to (i) certain notice, information and other requirements set forth therein and (ii) various exceptions and timing mechanisms intended to avoid the cost and disruption that would result from multiple stockholder meetings being held in a short time period.

Brief summaries of the amendments to the Company’s Amended and Restated Certificate of Incorporation and the Company’s Amended and Restated Bylaws relating to the Declassification Charter Amendment and the Special Meeting Charter Amendment were included as part of Proposal 5 and Proposal 6, respectively, in eBay’s definitive proxy statement filed with the Securities and Exchange Commission on March 19, 2012. The summaries contained in the proxy statement are qualified by and subject to the full text of (i) eBay’s Amended and Restated Certificate of Incorporation (which reflects the Charter Amendments), filed with the Delaware Secretary of State on April 27, 2012, attached hereto as Exhibit 3.1 and incorporated by reference herein, and (ii) eBay’s Amended and Restated Bylaws, as adopted and effective as of April 27, 2012 (which reflect these amendments to the Company’s bylaws), attached hereto as Exhibit 3.2 and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the 2012 Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.

1.	Each of the five directors proposed by eBay was elected to serve until eBay’s 2015 Annual Meeting of Stockholders or until his or her respective successor has been elected and qualified. The voting results were as follows:

Director Name:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Marc L. Andreessen	1,058,924,481	2,162,068	169,082	73,769,492
William C. Ford, Jr.	1,050,834,798	10,239,740	181,093	73,769,492
Dawn G. Lepore	1,052,634,019	8,436,258	185,354	73,769,492
Kathleen C. Mitic	1,058,678,002	2,391,229	186,400	73,769,492
Pierre M. Omidyar	1,048,552,497	12,537,199	165,935	73,769,492

2.	Stockholders approved, on an advisory basis, the compensation of eBay’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstensions	Broker Non-Votes
1,009,917,160	27,773,393	23,565,078	73,769,492

3.	Stockholders approved the 2008 Plan, including an amendment to increase the aggregate number of shares authorized for issuance under the plan by 16.5 million shares. The voting results were as follows:

Votes For	Votes Against	Abstensions	Broker Non-Votes
931,630,049	128,776,564	849,018	73,769,492

4.	Stockholders approved the ESPP. The voting results were as follows:

Votes For	Votes Against	Abstensions	Broker Non-Votes
1,050,356,669	10,563,633	335,329	73,769,492

5.	Stockholders approved the amendment to eBay’s Amended and Restated Certificate of Incorporation to declassify eBay’s Board of Directors and provide for the annual election of directors. The voting results were as follows:

Votes For	Votes Against	Abstensions	Broker Non-Votes
1,060,179,791	826,191	249,649	73,769,492

6.	Stockholders approved the amendment to eBay’s Amended and Restated Certificate of Incorporation to provide stockholders with the right to call a special meeting of stockholders. The voting results were as follows:

Votes For	Votes Against	Abstensions	Broker Non-Votes
1,059,936,442	1,096,802	222,387	73,769,492

7.	Stockholders ratified the appointment of PricewaterhouseCoopers LLP as eBay’s independent auditors for eBay’s fiscal year ending December 31, 2012. The voting results were as follows:

Votes For	Votes Against	Abstensions
1,124,768,231	9,818,754	438,138

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of eBay Inc.

3.2	Amended and Restated Bylaws of eBay Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eBay Inc. (Registrant)

Date: April 27, 2012	/s/ Michael R. Jacobson
Name: Michael R. Jacobson
Title: Senior Vice President, Legal Affairs, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of eBay Inc.

3.2	Amended and Restated Bylaws of eBay Inc.